ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx SCOTIA HOWARD WEIL 45TH ANNUAL ENERGY CONFERENCE MARCH 2017

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas companies, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under our senior secured revolving credit facility and our senior notes, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise investors to use caution and common sense when considering our forward-looking statements. 2 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Pioneer Energy Services – Diversified Services % of TTM REVENUE (1) TTM revenue as of December 31, 2016 (2) Market Capitalization as of March 23, 2017; debt and cash as of December 31, 2016 DRILLING SERVICES Drilling Services - US 16 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 24 Rigs PRODUCTION SERVICES Well Servicing 125 Rigs Wireline 114 Units Coiled Tubing 17 Units 3 TTM REVENUE1: $277 MILLION MARKET CAPITALIZATION2: $313 MILLION ENTERPRISE VALUE2: $649 MILLION SERVICE LINES: LAND DRILLING, WELL SERVICING, WIRELINE, COILED TUBING EMPLOYEES: 1,817 COMPANY OVERVIEW Production Services 57% Drilling - Colombia 2% Drilling - US 41%

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Recent Updates Drilling • U.S. drilling fleet 100% high-spec and 100% contracted • Average drilling margin per day in Colombia exceeded average margins in the U.S. through February Production Services • Projecting 25% to 30% revenue growth in Production Services Segment in the first quarter of 2017: • Well Servicing utilization averaging 45% in March as compared to 43% in February, 42% in January and 40% in the fourth quarter of 2016 • Coiled Tubing utilization improving including a pick up in 2 3/8” and 2 5/8” size coil • Wireline marketed fleet up by 10 units from the fourth quarter of 2016 and have four new completion-oriented units on order 4 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Fleet Composition DRILLING SERVICES1 WELL SERVICING WIRELINE COILED TUBING 5 (1) Since year-end 2011, added 15 AC rigs and disposed of 55 non-AC rigs which includes six designated as held-for-sale as of 12/31/16 Note: all counts are as of year-end 69 62 53 31 24 24 2012 2013 2014 2015 2016 2017E 120 119 120 125 114 118 2012 2013 2014 2015 2016 2017E 108 109 116 125 125 125 2012 2013 2014 2015 2016 2017E 10 13 13 17 17 17 2012 2013 2014 2015 2016 2017E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balance Sheet and Cash Flow Management • Completed equity offering in December 2016 with net proceeds of $65.4 million applied to outstanding borrowings under the credit facility • Reduced total debt approximately $200 million since the first quarter of 2013 • Amended the revolving credit facility in the second quarter of 2016 • Minimum EBITDA covenant introduced from the fourth quarter of 2016 through the second quarter of 2017 • Adjusted Senior Debt to EBITDA (ratio excludes unsecured debt) and Interest Coverage ratios through maturity • Total commitments of $150 million 6 $55 $300 $0 $100 $200 $300 $400 2016 2017 2018 2019 2020 2021 2022 ($ m ill io n s) Debt Maturities (as of 2/17/17) Credit Facility 6.125% Senior Notes

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Industry-Leading Safety • For many years, Pioneer has been a leader safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs. • Pioneer recognized by IADC as the safest land contract driller in 2015 of the top 15 busiest contractors 0 1 2 3 4 5 2010 2011 2012 2013 2014 2015 PES - US Land IADC - US Land without PES Total Recordable Incident Rate (injuries per 200,000 man-hours) 7 Source: IADC Production Services (Annual AESC Safety Awards) 2016 1st place – Coiled Tubing (Division IV) 3rd place – Wireline (Division IV) 2015 1st place – Wireline (Division IV) 3rd place – Well Servicing (Division IV) 2014 2nd place – Well Servicing (Division V) 2013 1st place – Well Servicing (Division V)

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx PRODUCTION SERVICES 8 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Well Servicing • Of the top-tier well servicing providers, Pioneer has the: • Highest average hourly rate • Highest average horsepower fleet with all rigs either 550hp or 600hp • Highest percentage of taller mast rigs with all masts either 104’, 112’, 116’, or 121’ in height • 100% of rigs are capable of working in the unconventional plays • Established in the Bakken, Eagle Ford, Fayetteville, Permian, Niobrara and along the Texas/Louisiana Gulf Coast (1) Year-end rig count SERVICE OVERVIEW OPERATING LOCATIONS FLEET GROWTH1 9 108 109 116 125 125 125 2012 2013 2014 2015 2016 2017E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Wireline • Leading market share position in a number of key geographic markets • Majority of revenue derived from cased- hole operations that include perforating, logging, and pipe recovery • Established in the Bakken, Eagle Ford, Niobrara, Mid-Continent, Permian, and onshore/offshore Louisiana (1) Based on Q4 2016 revenue (2) Year-end unit count SERVICE OVERVIEW OPERATING LOCATIONS FLEET GROWTH2 DIVERSIFIED SERVICE OFFERINGS1 10 Open/Cased Hole Logging Mechanical Services Plug/Shoot 120 119 120 125 114 118 2012 2013 2014 2015 2016 2017E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Coiled Tubing • Significant player in the offshore coiled tubing market • Fleet currently provides an array of services with coil capabilities ranging from 1 1/4” to 2 5/8” coiled tubing • Established in the Eagle Ford and onshore/offshore Louisiana SERVICE OVERVIEW OPERATING LOCATIONS UNIT COUNT1: 17 FLEET GROWTH2 (1) Coil unit size is based on most common configuration; all units are capable of running 2” and <2” coil (2) Year-end rig count Onshore Units 12 Offshore Units 5 11 1 2 7 7 2 5/8" 2 3/8" 2" < 2" 10 13 13 17 17 17 2012 2013 2014 2015 2016 2017E

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx DRILLING SERVICES 12 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services FLEET CHARACTERISTICS OPERATING LOCATIONS TOTAL RIG FLEET UTILIZATION 13 *red indicates active rigs 7 1 2 3 5 7 1 2 8 6 100% 100% 94% 94% 100% 100% AC Pad-Ready Walking ≥1,500HP Drawworks 7,500psi Mud System Contracted U.S. FLEET 100% 100% 75% 100% 50% SCR Pad-Ready Walking ≥1,500HP Drawworks Contracted COLOMBIA FLEET

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx 14 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings. Please refer to Reconciliation of Adjusted EBITDA to Net Income 15 $919 $960 $1,055 $541 $277 $249 $235 $277 $111 $14 $0 $125 $250 $375 $500 $625 $750 $875 $1,000 $1,125 2012 2013 2014 2015 2016 Revenue Adjusted EBITDA $364 $165 $175 $160 $32 $0 $50 $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 2016

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Liquidity and Capital Structure December 31st, 2016 ($ millions) Actual Cash $ 10.2 Senior Secured Revolving Credit Facility due 2019 46.0 6.125% Senior Unsecured Notes due 2022 300.0 Other1 (6.5) Total Debt $ 339.5 Shareholders' Equity 281.4 Total Capitalization $ 620.9 (1) Unamortized debt issuance costs 16 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Reconciliation of Net Income to Adjusted EBITDA Adjusted EBITDA represents income (loss) before interest expense, income tax (expense) benefit, depreciation and amortization, loss on extinguishment of debt, impairments, and the Colombian Net Equity Tax. Adjusted EBITDA is a non-GAAP measure that our management uses to facilitate period-to-period comparisons of our core operating performance and to evaluate our long-term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be comparable to other similarly titled measures reported by other companies. A reconciliation of net income (loss) as reported to Adjusted EBITDA is included in the tables below: 17 ($ in millions) 2012 2013 2014 2015 2016 Net Income (Loss) 30.0 (35.9) (38.0) (155.1) (128.4) Depreciation & Amortization 164.7 187.9 183.4 150.9 114.3 Net Interest 37.0 48.3 38.8 21.2 25.9 Loss on Extinguishment of Debt - - 31.2 2.2 0.3 Impairment Expense 1.1 54.3 73.0 129.2 12.8 Income Tax Expense (Benefit) 16.4 (19.8) (11.3) (37.6) (10.7) Adjusted EBITDA 249.3 234.7 277.1 110.8 14.2 ($ in millions) Q1 2016 Q2 2016 Q3 2016 Q4 2016 TTM Net Inco (Loss) (27.7) (30.0) (34.6) (36.1) (128.4) Depreciation & Amortization 29.8 28.9 28.7 26.9 114.3 Net Interest 6.3 6.4 6.7 6.6 25.9 Impairment Expense - - 4.3 8.6 12.8 Loss on Extinguishment of Debt - 0.3 - - 0.3 Income Tax Expense (Benefit) (2.0) (2.0) (1.7) (5.1) (10.7) Adjusted EBITDA 6.4 3.6 3.3 0.9 14.2 Year-Ending December 31,

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx